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                                                                 EXHIBIT (10)(j)

                                                           EXECUTION COUNTERPART


                                AMENDMENT NO. 2


          AMENDMENT NO. 2 dated as of May 15, 2000 between THE FIRST AMERICAN FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of California (the "Company"); each of the lenders that
                                          -------
is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders
                                        ------                          -------
and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                                    --------------------

          The Company, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of July 29, 1997 (the "Credit Agreement"), pursuant
                                                   ----------------
to which a revolving credit facility is made available to the Company. The Company, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 2, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01):

          "Sale/Leaseback Transaction" shall mean any arrangement with any
           --------------------------
     Person whereby the Company or any of its Subsidiaries shall sell or otherwise transfer any of its Property and thereafter rent or lease such Property or similar Property for substantially the same use or uses as the Property sold or transferred.

          "Synthetic Lease" shall mean a lease of Property designed to permit
           ---------------
     the lessee (a) to claim depreciation on such Property under U.S. tax law and (b) to treat such lease as an operating lease or not to reflect the leased Property on the lessee's balance sheet under GAAP.

                                Amendment No.2
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                                      -2-

          2.03. Section 8.06 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (n) thereof, (ii) relettering clause "(o)" thereof as "(p)" and (iii) inserting a new clause (o), immediately following such clause (n), to read as follows:

          "(o)   Liens under Sale/Leaseback Transactions and Synthetic Leases permitted by Section 8.16 hereof; provided that no such Lien shall extend
                                       --------
     to or cover any Property other than the Property subject to such Sale/Leaseback Transactions and/or Synthetic Leases; and".

          2.04. Clause (i) of Section 8.07 of the Credit Agreement shall be amended in its entirety to read as follows:

          "(i)   Indebtedness of any Subsidiary secured by a Lien upon real

     Property, provided that (i) the holder of such Indebtedness has recourse
               --------
     only to such real Property (and not to such Subsidiary or to the Company or any of its other Subsidiaries) and (ii) the principal amount of such Indebtedness does not exceed 80% of the book value of such real Property;".

          2.05. Clause (k) of Section 8.07 of the Credit Agreement shall be amended in its entirety to read as follows:

          "(k)   Obligations under Sale/Leaseback Transactions and Synthetic
     Leases permitted by Section 8.16 hereof; and".

          2.06. Section 8.16 of the Credit Agreement shall be amended in its entirety to read as follows:

          "8.16  Sale/Leaseback Transactions and Synthetic Leases. The Company
                 ------------------------------------------------
     will not, nor will it permit any of its Subsidiaries to, enter into any Sale/Leaseback Transaction or Synthetic Lease, if, as a result thereof, the aggregate amount of rent and lease payments payable in any fiscal year by the Company and its Subsidiaries under all such arrangements would exceed $25,000,000."

          Section 3.  Representations and Warranties.  The Company represents
                      ------------------------------
and warrants to the Lenders that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 2.

          Section 4.  Conditions Precedent to Effectiveness.  The amendments to
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the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon

                                Amendment No.2
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                                      -3-

receipt by the Administrative Agent of one or more counterparts of this Amendment No. 2 executed by the Company and the Majority Lenders.

          Section 5.  Miscellaneous.  Except as herein provided, the Credit
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Agreement shall remain unchanged and in full force and effect. This Amendment
No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No.2
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                                      -4-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                      THE FIRST AMERICAN FINANCIAL
                                       CORPORATION



                                      By /s/ MARK R ARNESEN
                                        ____________________
                                        Title: Mark R Arnesen, Secretary



                                      By /s/ DREW R. CREE
                                        _____________________
                                        Name: Drew R. Cree
                                        Title: Vice President



                                      THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                      By /s/ DONALD RANDS
                                        _____________________
                                        Name: Donald Rands
                                        Title: Vice President


                                      SANWA BANK CALIFORNIA


                                      By /s/ ROBERT LIGON
                                        _____________________
                                        Name: Robert Ligon
                                        Title: Vice President



                           Amendment No.2
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                                      -5-

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By /s/ LYLE J. BOWER
                                          _____________________
                                          Name: Lyle J. Bower
                                          Title: Vice President


                                        COMERICA BANK


                                        By /s/ DAVID WEISMILLER
                                          _____________________
                                          Name: David Weismiller
                                          Title: Corporate Banking Officer
















                                Amendment No.2
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